                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2004
                                                   -------------

                              SANDSTON CORPORATION
             (Exact name of registrant as specified in its charter)

          Michigan                    0-21142                   38-2483796
          --------                    -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

       40950 Woodward Avenue, Suite 304, Bloomfield Hills, Michigan 48304
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 723-3010

                              Nematron Corporation
                              --------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


         Following the sale of substantially all of Nematron Corporation's assets and liabilities to NC Acquisition Corporation at the close of business on April 1, 2004, the five-for-one reverse stock split of the Registrant's common stock effective at the opening of business on April 1, 2004, and the re-naming of the Registrant to Sandston Corporation on April 1, 2004, Grant Thornton LLP ("Grant Thornton") informed the Registrant's Audit Committee on April 1, 2004 that it will decline to stand for reelection as the Registrant's independent auditors after completion of the review of the Registrant's Form 10-QSB for the quarter ended March 31, 2004. The Registrant has not begun the process of selecting new independent accountants.

         The auditors' reports on the Registrant's financial statements for each of the two most recent years were modified as to uncertainty of the Registrant's ability to continue as a going concern. Each of the auditors' reports referenced
Note 2 to the consolidated financial statements noting that the Registrant had suffered recurring losses from operations, has a deficit in working capital, has experienced cash flow difficulties and is in default with certain covenants contained in financing agreements with its lenders.

         During the Registrant's two most recent years and the subsequent interim period through April 1, 2004, (i) there were no disagreements between the Registrant and Grant Thornton on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference thereto in their report on the financial statements for such fiscal years, and (ii) there were no reportable events as defined in Regulation S-K Item 304 (a)(1)(v), except as follows:

                  In connection with its audit of the
         Registrant's consolidated financial statements for the year ended December 31, 2003, Grant Thornton, the Registrant's independent accountants, advised the Audit Committee and management of a deficiency involving internal control that Grant Thornton considered to be a reportable condition under standards established by the American Institute of Certified Public Accountants. Grant Thornton reported that during 2003 an error was made in the application of Emerging Issues Task Force Consensus 00-27, "Application of Issue No. 98-5 to certain Convertible Instruments" ("EITF 00-27") in the determination of the value of the beneficial conversion features connected with the issuance of convertible securities with detachable warrants, which resulted in an audit adjustment increasing interest expense and common stock by $286,498. This is a complex area of accounting involving the computation of intrinsic values inherent in relative values of the instruments.

         The Registrant has authorized Grant Thornton to fully respond to the inquiries, if any, of the Registrant's successor accountants concerning this matter. Registrant has provided Grant Thornton with a copy of the above disclosures which the Registrant is making in response to Item 304(a) of Regulation S-K and has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated April 7, 2004 is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 16        Letter from Grant Thornton LLP dated April 7, 2004


                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereby duly authorized.



April 7, 2004                                          Sandston Corporation

                                                       /s/ Daniel J. Dorman
                                                       -------------------------
                                                       By: Daniel J. Dorman,
                                                       President and CEO

                                 EXHIBIT INDEX

Exhibit 16        Letter from Grant Thornton LLP dated April 7, 2004